DEAN WITTER PACIFIC GROWTH FUND INC.  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                      10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997

DEAR SHAREHOLDER:

The twelve months ended October 31, 1997 proved to be a uniquely difficult period for the markets of the Pacific Basin and for Dean Witter Pacific Growth Fund. During the first half of the fiscal year the Fund generated a marginally positive return, albeit a disappointing one relative to equity markets elsewhere in the world, which continued to perform strongly. The only markets that were notably weak during the first half were Japan, Korea and Thailand, all of which were addressing specific economic difficulties. Performance during the first half provided little hint of the severe weakness that would overcome the region in the second half of the period.

It was the economic problems of Thailand that proved to be the catalyst for the currency crisis that engulfed the region from July onward. The uncertain state of Thailand's economy had concerned us for some time. The rigid peg of the Thai baht to the U.S. dollar had resulted in a significant level of overinvestment in the Thai economy, particularly in real estate. This overinvestment was funded by access to "cheap" U.S.-dollar loans, at interest rates well below those prevailing locally, without any apparent currency risk. Thailand also ran a current-account deficit of about 8 percent of GDP in 1996, which made its dependence on foreign capital even more marked. For some months we had believed that there would be a sharp increase in non-performing bank loans and that the Thai economy would have to go through a severe adjustment period in order to purge these excesses. As a result, we had been cautious regarding Thailand and were heavily underweighted there. In June, we concluded that the Thai currency management system would have to be radically altered as part of this adjustment and we put in place a hedging strategy to protect the Fund against a Thai baht devaluation. It did not, therefore, come as a surprise when on July 2 the Thai authorities devalued the currency, abandoning the U.S.-dollar peg, and moved to a managed float of the exchange rate.

However, we did not anticipate that the Thai crisis would trigger similar developments in the other countries of Southeast Asia, particularly Indonesia, Malaysia, the Philippines and Singapore. The first three of these countries have current-account deficits, although considerably

DEAN WITTER PACIFIC GROWTH FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997, CONTINUED

smaller than that of Thailand relative to their GDP. They had also seen some signs of excessive investment, particularly in real estate, in recent years, although the authorities in these countries had moved to control this phenomenon earlier in the year in a way that the Thai authorities had failed to do. Indonesia also has exposure to foreign currency debt, by both the government and corporations. However, the scale of these problems did not, in our view or in that of the regional authorities, justify currency devaluation, especially since these currencies were not pegged to the U.S. dollar in the rigid manner that the baht had been. However, once the baht fell, it proved to be impossible, given the reliance on foreign capital implied by the current-account deficits, to protect these other currencies, despite rapidly rising interest rates. The Philippines quickly followed Thailand in devaluation, and Malaysia and Indonesia continued the trend in August. Even Singapore, which enjoys one of the world's largest current-account surpluses, has seen its currency come under pressure because of its role as the financial center of Southeast Asia.

The combination of weakening currencies and high interest rates is not a good one for economic activity or corporate earnings in the region over the short term, and expectations for both these variables have been sharply downgraded for 1997 and 1998. The region's currency weakness has become self-feeding and, until stability is again achieved, it will be difficult for interest rates to decline. The longer the high-rate environment remains, the greater will be its impact on GDP growth and corporate earnings.

For much of 1997, the Northeast Asian markets have stood apart from their Southeast Asian counterparts and have produced considerably better performance. Hong Kong, the largest market in the Pacific Basin outside Japan, performed well through August, despite the death of Chinese leader Deng Xiaopeng in February and the handover of Hong Kong to China in June. The first of these two events had long been feared by market participants given the uncertainty surrounding the succession and the resultant potential changes in economic strategy. By contrast, we believed that the succession was already well in place and that there was no realistic possibility that China would significantly reverse its policy of increased economic openness. In practice, Jiang Zemin has considerably strengthened his position as leader since February, forcing the retirement of two potential rivals at the 15th Communist Party Congress in September. In addition, this Congress actually continued to broaden and deepen the economic reform strategy, with China's highly inefficient state-owned enterprise sector being the main focus. We had also always expected the handover of Hong Kong to go smoothly, which proved to be the case in practice, and view the territory's new status as a Special Administrative Region of China as being positive for Hong Kong's long-term economic development.

In August, the Hong Kong authorities appeared to have successfully defended their pegged currency rate against speculative attacks. However, the pressure reemerged much more severely in October, following a move by the authorities in Taiwan (again despite a large current-account surplus) to permit a small further depreciation in its currency. The result has been a sharp upward movement in

DEAN WITTER PACIFIC GROWTH FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997, CONTINUED

Hong Kong interest rates, which has severely affected the stock market given its significant exposure to bank and real-estate related stocks. It is now anticipated that Hong Kong real estate prices could drop by 30 percent or more, which would substantially address the perception, which had taken hold especially since the devaluation of Southeast Asia's currencies, that Hong Kong has become an expensive place to do business.

The Japanese market had reached its year-to-date peak in June. Supportive factors included very strong first quarter GDP growth, strong corporate profits and a realization that U.S. interest rates were on hold. The second quarter was weak, as was widely anticipated, because of the fiscal tightening -- including an increased consumption tax of an additional 2 percent, the withdrawal of income tax rebates and increased medical costs -- that was effective from April 1.

In the third quarter, evidence emerged that the economic slowdown in Japan was worsening. In fact, this was the weakest quarter that the Japanese economy had seen in nearly 23 years. This realization further depressed the market and made it vulnerable to the crisis that was developing elsewhere in Asia. The dramatic fall of the Hong Kong market in October was the trigger that pushed the Nikkei index through critical support levels thereby threatening the capital adequacy ratios of many financial institutions. Reports that the currency devaluations and market falls of Southeast Asia were spreading to Northeast Asia added to the concern, as Korean and Taiwanese companies are viewed as more direct competitors to Japan.

Japan's heavy reliance on business with Asia also contributed. In 1996, exports constituted 10 percent of Japan's nominal GNP, with Asia accounting for 44 percent of the total, compared with 15 percent to Europe and 28 percent to the United States. Most recent statistics show a slowdown in exports to countries, such as Thailand, that were among the first to be involved in the currency turmoil. In addition, Japanese banks have made large loans to other Asian countries, with $87.5 billion outstanding to Hong Kong alone.

These factors provided hedge funds with reasons to short Japan, which pushed the market to a two-year low, and to levels approaching the post-crash bottoms of 1992 and 1995. Subsequently, suggestions that public money would be used to support the financial system and reports that the "convoy system" -- whereby stronger institutions are expected to carry the weaker -- had been abandoned, resulted in a dramatic rebound of around 10 percent. However, news that Yamaichi, the fourth largest broker in Japan was to be declared insolvent reversed much of this move and again raised questions about the stability of the financial sector should the government not take firm action. The government and the Bank of Japan have moved rapidly to reassure depositors in the wake of the Yamaichi bankruptcy. Concrete proposals from the government on the wider economic issues facing Japan are due on December 10 and will be carefully watched by the market.

At least some of the blame for the extreme weakness in Japanese markets falls on the government. So far, they have only attempted to talk their way out of this situation. They could and should take

DEAN WITTER PACIFIC GROWTH FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997, CONTINUED

more concrete action to stimulate the economy. Measures such as cutting corporate taxes, which are among the highest in the world, and cutting income taxes, which are also quite high, would help, as would continued and aggressive support of the deregulation program.

PERFORMANCE AND PORTFOLIO STRATEGY

For the fiscal year ended October
31, 1997, Dean Witter Pacific Growth
Fund Class B produced a total return
of -31.01 percent versus 15.13
percent for the Morgan Stanley
Capital International World Index
(MSCI World Index), -20.66 percent
for the MSCI Pacific Free Index,
-35.86 percent for the MSCI All
Country Far East Free Index
excluding Japan and -18.52 for the
Lipper Pacific Region Funds Average.
It is important to note that the
Fund invests primarily in securities
of the markets of the Pacific Rim
while the MSCI World Index measures
the performance of the European,
Asian and American markets. The MSCI
Pacific Free Index measures the
performance of markets in the
Pacific Rim. Because of the relative
size of the Japanese market, the
Index is dominated by the
performance of equities within that
country. (Japan currently makes up
more than 70% of the Index.) The
MSCI All Country Far East Free Index
excluding Japan measures the
performance of the smaller stock
markets of the Pacific Basin,
commonly referred to as the Tiger
economies, and contains no exposure
to the markets of Japan and
Australia. The Lipper Pacific Region
Funds Average tracks the performance
of funds that invest in equity
securities whose primary trading
markets or operations are
concentrated in the Pacific Basin or
a single country within this region.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Growth of $10,000 - Class B
       ($ in Thousands)
 Average Annual Total Return
            (Fund)
                                              Life of
            1 Year               5 Years       Fund
-31.01%(1)                        2.33%(1)     5.50%(1)
-34.41%(2)                        1.96%(2)     5.50%(2)
                                      Fund      MSCI(4)   MSCI PF(5)    MSCI ACFEF(6)  Lipper(7)
November 1990                      $10,000      $10,000      $10,000          $10,000    $10,000
October 1991                       $11,754      $11,561      $11,962          $12,292    $11,582
October 1992                       $12,913      $10,735       $9,202          $16,850    $11,054
October 1993                       $20,162      $13,392      $13,629          $25,341    $16,059
October 1994                       $22,297      $14,162      $14,730          $28,731    $17,871
October 1995                       $20,387      $15,264      $12,974          $26,062    $16,178
October 1996                       $20,999      $17,474      $13,288          $28,123    $17,024
October 1997                    $14,486(3)      $20,119      $10,542          $18,038    $13,871

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, since inception-0%). See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing Value assuming a complete redemption on October 31, 1997.
(4) The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets including the U.S., Europe, Australia, New Zealand, and the Far East. The Index does not include any expenses, fees, or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(5) The Morgan Stanley Capital International Pacific Free Index (MSCI PF) measures performance of stock markets in Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore, and excludes shares that are not readily purchased by non-local investors. The Index does not include any expenses, fees, or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(6) The Morgan Stanley Capital International All Country Far East Free (excluding Japan) Index (MSCI ACFEF) measures performance of both the developed and the emerging markets of the Far East (excluding Japan), and excludes shares that are not readily purchased by non-local investors. The Index does not include any expenses, fees, or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(7) The Lipper Pacific Region Funds Average tracks the performance of funds which invest in equity securities whose primary trading markets or operations are concentrated in the Western Pacific basin region or a single country within this region, as reported by Lipper Analytical Services.

DEAN WITTER PACIFIC GROWTH FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997, CONTINUED

We anticipate that, in future reports, we will compare the Fund's performance only to the MSCI Pacific Free Index, the MSCI All Country Far East Free Index excluding Japan and the Lipper Pacific Region Funds Average. The Fund will be compared first to the MSCI Pacific Free Index, which includes Japan. However, the Fund's exposure to Japan is generally modest compared to this index and we will therefore compare the Fund's performance also to the MSCI All Country Far East Free Index excluding Japan.

The Fund underperformed its Lipper benchmark because other funds in the category have significantly higher weightings in Japan and Australia, which have performed better than other regional markets as a result of the events described above. It has been the Fund's long-term strategy to emphasize investment in the growth economies of Asia. This has led us to focus on the equity markets of the Tiger economies, as opposed to those of the more mature, developed economies of the region, i.e. Japan and Australia. We continue to believe that the strategy of emphasizing what we believe to be higher growth areas is an appropriate one over the longer term.

The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception (November 30, 1990) through the fiscal year ended October 31, 1997, versus similar hypothetical investments in the MSCI World Index, the MSCI Pacific Free Index, the MSCI All Country Far East Free Index and the Lipper Pacific Region Funds Average.

At period end, the Fund's largest single country position continued to be Hong Kong (34 percent of net assets). The Fund's exposure to greater China, including Taiwan and direct China exposure, was 6.2 percent. As the present crisis subsides, we will look for opportunities to reweight the portfolio toward the markets of Southeast Asia, which in many cases have fallen by more than 60 percent in U.S. dollar terms from their highs.

We continue to seek out well-managed companies with good earnings visibility and strong balance sheets. (A number of utility companies and infrastructure providers fall into this category.) We have made strenuous efforts to obtain exposure in the portfolio to electronic and other export-related U.S.- dollar-earning stocks, which will benefit from the currency crisis. We also believe that value is beginning to emerge in some of the more cyclical areas. For example, some Singapore and Hong Kong banks appear to have overdiscounted the prospects for rising nonperforming loans, while some Hong Kong and Singapore real estate stocks have fallen to levels that may be overcompensating for likely further declines in real estate prices.

On July 28, 1997, the Fund began offering four classes of shares -- A, B, C and D -- each with its own sales charge and distribution fee structure. A revised prospectus, which includes complete details regarding the Fund's conversion to multiple classes of shares, was mailed to shareholders in midsummer.

DEAN WITTER PACIFIC GROWTH FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997, CONTINUED

OUTLOOK

The latest country under the currency-speculation spotlight is Korea. This economy has always been a highly leveraged one with a significant amount of foreign currency debt. Although the country has been narrowing its current-account deficit rapidly this year, forecasted to be about 1 percent of GDP for 1998, it still relies upon foreign capital. This, together with the substantial short-term portion of foreign currency debts due, makes the currency vulnerable. Both the Korean stock market and the currency, the won, have fallen sharply since October. On December 3, Korea followed Thailand and Indonesia in announcing that it had negotiated an economic support package led by the International Monetary Fund (IMF). The support package for Korea totals 57 billion U.S. dollars, including bilateral support, and is substantially larger than that granted to Thailand (17 billion U.S. dollars) and Indonesia (38 billion U.S. dollars) earlier this year, and even larger than that granted to Mexico in 1995 (50 billion U.S. dollars). The negotiation of this support package has occurred much more rapidly than had been anticipated. It is encouraging that positive steps are now being taken to address Korea's economic difficulties and those of the region as a whole.

In Japan, recent events will likely cause economic growth to slow, corporate profits to be reduced and Japanese companies to encounter more competition from the rest of Asia. The temptation for Korea and, to a lesser extent, Taiwan to export their way out of difficulty will be very high and competition will be intense in steel, semi-conductors, chemicals, textiles and ship building -- all vital areas for Japan. Over the next few months, the Japanese market will almost certainly remain volatile. Investors there are extremely nervous and, to date, the government's response has been long on rhetoric and short on substance. The degree of pessimism has probably been overdone but events elsewhere in the region have done little to improve sentiment.

Although the past several months have shown how volatile these markets can be, we believe that over the medium-term currency volatility may subside, stability will return and with it will come the possibility for interest rates to begin declining from their current high levels. For the most part, regional currencies are now cheap on a purchasing power parity basis, which points to the potential for longer-term appreciation once the current crisis and the rollover or repayment of short-term foreign currency debt have passed. The recent IMF support packages for the region should also contribute to reestablishing regional stability.

Equity markets are also cheap throughout Asia, relative both to their own history and to their counterparts elsewhere in the world. The average regional P/E on twelve-month forward earnings is now around 12. However, earnings remain uncertain and may be subject to further downgrades, owing to continuing high interest rates.

The current situation is a symptom of Asia's difficult transition to a new economic and currency management system but this should have significant benefits over the longer term. First, with currencies devalued, Asian exports are now highly competitive. Export growth is already beginning

DEAN WITTER PACIFIC GROWTH FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1997, CONTINUED

to show sharp acceleration across the region, which will provide the eventual solution for countries currently suffering current-account deficits. Second, in a floating exchange rate environment, regional authorities will eventually be able to set interest rates at levels reflecting their domestic circumstances rather than having to inherit U.S. monetary policy, as was largely the case under the old pegged or partially pegged systems. We believe this will have beneficial consequences for long-term economic management.

The current transition will result in a period of slower growth in the region. We believe that economic growth in 1998 will remain respectable in global terms at around 4 percent, although this is substantially down from the levels of growth which have typified the late 1980s and 1990s. Over the longer term, we believe growth will reaccelerate, driven by two primary factors. First, the region continues to exhibit strong demographic trends, with relatively young work forces that are only beginning to enter economic maturity. Work force participation will continue to grow for some years before reaching maturity. This expansion will bring with it growing production, consumption and wealth generation as well as a steady trend away from the historical export-led growth economy toward one driven more by intraregional growth. Second, the importance of the continued emergence of China onto the world stage is difficult to overestimate not only for the global economy as a whole but particularly for Asia. China will act as an engine of growth for the whole region over the medium term. China is, of course, particularly important for Hong Kong, which is the main conduit by which China accesses the foreign capital vital to its economic transition and long-term success. The Chinese authorities have successfully grappled with inflation over the last three years and have now begun easing monetary policy, a process we expect to continue well into 1998. This should be positive for all of Asia, but especially for Hong Kong and Taiwan.

Nineteen ninety-seven has been a frustrating year for investors in Dean Witter Pacific Growth Fund. The short-term outlook remains difficult, with regional currencies remaining under pressure, no immediate sharp recovery is likely on a sustainable basis. However, we believe that for investors with a longer-term time horizon there continue to be significant reasons to be positive about the Pacific Basin and the investment prospects for the Fund.

We appreciate your support of Dean Witter Pacific Growth Fund and look forward to continuing to serve your investment needs and objectives.

Sincerely,

[/S/ CHARLES A. FIUMEFREDDO]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER PACIFIC GROWTH FUND INC.
RESULTS OF SPECIAL MEETING (UNAUDITED)

On May 21, 1997, a special meeting of shareholders of Dean Witter Pacific Growth Fund was held for the purpose of voting on five separate matters, the results of which are as follows:

1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC., IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER DISCOVER & CO.:

VOTE                                      NO. OF SHARES
----------------------------------------  -------------
For.....................................     37,034,695
Against.................................      1,133,207
Abstain.................................      3,546,330

2) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN DEAN WITTER INTERCAPITAL INC. AND MORGAN GRENFELL INVESTMENT SERVICES LIMITED:

VOTE                                      NO. OF SHARES
----------------------------------------  -------------
For.....................................     36,853,812
Against.................................      1,248,607
Abstain.................................      3,611,813

3)  ELECTION OF DIRECTORS:

Michael Bozic
For.....................................     38,889,425
Withheld................................      2,824,807
Charles A. Fiumefreddo
For.....................................     38,957,217
Withheld................................      2,757,015
Edwin J. Garn
For.....................................     38,948,299
Withheld................................      2,765,932
John R. Haire
For.....................................     38,870,390
Withheld................................      2,843,842
Wayne E. Hedien
For.....................................     38,969,642
Withheld................................      2,744,590
Dr. Manuel H. Johnson
For.....................................     38,992,569
Withheld................................      2,721,663
Michael E. Nugent
For.....................................     39,005,323
Withheld................................      2,708,909
Philip J. Purcell
For.....................................     39,008,636
Withheld................................      2,705,596
John L. Schroeder
For.....................................     38,973,590
Withheld................................      2,740,642

4) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

VOTE                                      NO. OF SHARES
----------------------------------------  -------------
For.....................................     35,530,484
Against.................................      2,007,638
Abstain.................................      4,176,110

DEAN WITTER PACIFIC GROWTH FUND INC.
RESULTS OF SPECIAL MEETING (UNAUDITED), CONTINUED

5) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

VOTE                                      NO. OF SHARES
----------------------------------------  -------------
For.....................................     37,973,965
Against.................................        671,322
Abstain.................................      3,068,945

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS, WARRANTS, RIGHTS AND BONDS (95.2)
                  AUSTRALIA (6.3%)
                  BANKING
        700,000   Australia & New Zealand Banking Group Ltd.......................................  $  4,867,050
      1,500,000   Westpac Banking Corp., Ltd......................................................     8,705,178
                                                                                                    ------------
                                                                                                      13,572,228
                                                                                                    ------------
                  BUILDING & CONSTRUCTION
      1,666,000   Boral Ltd.......................................................................     4,367,196
                                                                                                    ------------
                  ENERGY
        500,000   Woodside Petroleum Ltd..........................................................     4,208,904
                                                                                                    ------------
                  FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
      1,200,000   Foster's Brewing Group Ltd......................................................     2,270,916
      6,000,000   Goodman Fielder Ltd.............................................................     9,167,772
                                                                                                    ------------
                                                                                                      11,438,688
                                                                                                    ------------
                  METALS & MINING
        450,000   Broken Hill Proprietary Co., Ltd................................................     4,447,211
                                                                                                    ------------
                  MULTI-INDUSTRY
      1,750,000   Pacific Dunlop Ltd..............................................................     3,725,108
                                                                                                    ------------
                  RETAIL STORES
      1,000,000   Coles Myer Ltd..................................................................     4,794,156
                                                                                                    ------------

                  TOTAL AUSTRALIA.................................................................    46,553,491
                                                                                                    ------------
                  CHINA (0.8%)
                  AUTOMOTIVE
      2,200,000   Qingling Motors Co..............................................................     1,437,537
                                                                                                    ------------
                  TRANSPORTATION
      1,700,000   Jinhui Shipping and Transportation Ltd..........................................     1,210,964
                                                                                                    ------------
                  UTILITIES - ELECTRIC
     10,350,000   Zhejiang Southeast Electric Power Co., Ltd. (B Shares)..........................     3,332,700
                                                                                                    ------------
                  TOTAL CHINA.....................................................................     5,981,201
                                                                                                    ------------

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  HONG KONG (33.7%)
                  BANKING
        750,400   Bank of East Asia, Ltd..........................................................  $  1,679,746
        450,200   Dah Sing Financial Group........................................................     1,130,087
      1,285,838   Dao Heng Bank Group Ltd.........................................................     2,961,495
        504,000   Guoco Group Ltd.................................................................     1,102,103
      1,600,000   Hang Seng Bank Ltd..............................................................    13,922,495
        230,000   HSBC Holdings PLC...............................................................     5,207,996
        156,000   International Bank of Asia......................................................        72,666
                                                                                                    ------------
                                                                                                      26,076,588
                                                                                                    ------------
                  CONGLOMERATES
        250,000   Citic Pacific Ltd...............................................................     1,196,869
      6,568,000   Hutchison Whampoa, Ltd..........................................................    45,466,520
        514,800   Jardine Matheson Holdings Ltd...................................................     3,294,720
        920,000   Shanghai Industrial Holdings Ltd................................................     4,094,973
      1,500,000   Swire Pacific Ltd. (Class A)....................................................     8,015,786
                                                                                                    ------------
                                                                                                      62,068,868
                                                                                                    ------------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
      1,500,000   ASM Pacific Technology Ltd......................................................     1,125,704
      6,700,000   Elec & Eltek International Holdings Ltd.........................................     2,470,725
        843,000   Johnson Electric Holdings Ltd...................................................     2,301,520
                                                                                                    ------------
                                                                                                       5,897,949
                                                                                                    ------------
                  ENGINEERING & CONSTRUCTION
        673,000   Cheung Kong Infrastructure Holdings.............................................     1,741,606
      1,000,000   Road King Infrastructure Ltd.*..................................................       646,956
                                                                                                    ------------
                                                                                                       2,388,562
                                                                                                    ------------
                  HOTELS/MOTELS
      6,000,000   CDL Hotels International, Ltd...................................................     1,727,373
                                                                                                    ------------
                  INVESTMENT COMPANIES
        100,000   Investment Co. of China*** *....................................................       494,000
                                                                                                    ------------
                  LIFE INSURANCE
        999,000   National Mutual Asia Ltd........................................................       904,833
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  PUBLISHING
      3,000,000   South China Morning Post (Holdings) Ltd.........................................  $  2,600,763
                                                                                                    ------------
                  REAL ESTATE
      1,500,000   Amoy Properties, Ltd............................................................     1,290,677
      4,215,000   Cheung Kong (Holdings) Ltd......................................................    29,314,388
      1,300,000   China Resources Enterprise Ltd..................................................     3,566,022
      1,260,000   Great Eagle Holdings Ltd........................................................     1,923,789
        600,000   Henderson Land Development Co., Ltd.............................................     3,322,766
      2,100,000   Hong Kong Land Holdings Ltd.....................................................     4,788,000
        400,200   Hysan Development Co., Ltd......................................................       836,285
      4,333,000   New World Development Co., Ltd..................................................    15,249,738
      3,222,500   Sun Hung Kai Properties Ltd.....................................................    23,766,902
      3,074,000   Wharf (Holdings) Ltd............................................................     6,284,428
                                                                                                    ------------
                                                                                                      90,342,995
                                                                                                    ------------
                  RETAIL - SPECIALTY APPAREL
        412,000   Dickson Concepts International Ltd. (New).......................................       887,598
                                                                                                    ------------
                  TELECOMMUNICATIONS
     11,500,400   Hong Kong Telecommunications Ltd................................................    22,023,151
                                                                                                    ------------
                  TRANSPORTATION
      3,450,000   Cosco Pacific Ltd...............................................................     4,017,597
                                                                                                    ------------
                  UTILITIES
      2,209,000   China Light & Power Co., Ltd....................................................    11,633,085
      5,850,000   Hong Kong & China Gas Co., Ltd..................................................    11,051,304
      2,700,000   Hong Kong Electric Holdings Ltd.................................................     9,153,135
                                                                                                    ------------
                                                                                                      31,837,524
                                                                                                    ------------

                  TOTAL HONG KONG.................................................................   251,267,801
                                                                                                    ------------

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------

                  INDIA (1.3%)
                  ALUMINUM
         91,000   Hindalco Industries Ltd. (GDR)*.................................................  $  2,502,500
                                                                                                    ------------
                  BANKS
        213,000   State Bank of India (GDR)*......................................................     3,780,750
                                                                                                    ------------
                  TEXTILES
         70,000   Reliance Industries Ltd. (GDR)..................................................     1,426,250
$         2,000 K Reliance Industries Ltd. 3.50% due 11/03/99 (Conv.).............................     2,270,000
                                                                                                    ------------
                                                                                                       3,696,250
                                                                                                    ------------

                  TOTAL INDIA.....................................................................     9,979,500
                                                                                                    ------------

                  INDONESIA (5.7%)
                  AUTO PARTS
     16,000,000   PT Gajah Tunggal................................................................     2,681,564
                                                                                                    ------------
                  BANKING
     13,730,200   Pt Bank Bira....................................................................     1,917,626
      1,000,000   PT Bank Dagang Nasional Indonesia (Rights)*.....................................        30,447
        906,730   PT Bank Internasional Indonesia (Warrants due 01/17/00)*........................        51,668
      6,997,500   PT Pan Indonesia Bank...........................................................     1,563,687
        999,642   PT Pan Indonesia Bank (Warrants due 06/26/00)*..................................        25,131
                                                                                                    ------------
                                                                                                       3,588,559
                                                                                                    ------------
                  BUILDING MATERIALS
     10,333,096   PT Mulia Industrindo*...........................................................     1,876,121
                                                                                                    ------------
                  CONGLOMERATES
      2,500,000   PT Bimantara Citra..............................................................     2,304,469
                                                                                                    ------------
                  CONSTRUCTION EQUIPMENT
      1,900,000   PT United Tractors..............................................................     1,326,816
                                                                                                    ------------
                  CONSTRUCTION PLANT & EQUIPMENT
     11,000,000   PT Citra Marga Nusaphala Persada................................................     3,149,441
                                                                                                    ------------
                  FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        568,000   PT Hanjaya Mandala Sampoerna....................................................       995,587
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  FOREST PRODUCTS, PAPER & PACKING
         34,874   PT Indah Kiat Pulp & Paper Corp.................................................  $     13,394
        993,175   PT Pabrik Kertas Tjiwi Kimia....................................................       367,586
        310,300   PT Pabrik Kertas Tjiwi Kimia (Warrants due 07/15/02)*...........................        39,004
                                                                                                    ------------
                                                                                                         419,984
                                                                                                    ------------
                  INVESTMENT COMPANIES
      2,500,000   Peregrine Indonesia Fund Ltd. (Units)++**.......................................     2,387,750
                                                                                                    ------------
                  METALS
      3,523,000   PT Tambang Timah................................................................     4,231,536
                                                                                                    ------------
                  OIL & GAS EXPLORATION
        100,000   Gulf Indonesia Resources Ltd.*..................................................     2,100,000
                                                                                                    ------------
                  PHARMACEUTICALS
      3,000,000   PT Kalbe Farma..................................................................     1,843,576
                                                                                                    ------------
                  PLANTATION
      3,530,100   PT London Sumatra Indonesia.....................................................     3,820,988
                                                                                                    ------------
                  PROPERTY
        200,000   PT Kawasan Jababeka - 144A** (GDR)*.............................................       776,000
                                                                                                    ------------
                  RETAIL - DEPARTMENT STORES
      2,710,000   PT Ramayana Lestari Sentosa*....................................................     4,617,598
                                                                                                    ------------
                  TELECOMMUNICATIONS
      7,058,000   PT Telekomunikasi Indonesia.....................................................     6,604,553
                                                                                                    ------------

                  TOTAL INDONESIA.................................................................    42,724,542
                                                                                                    ------------

                  JAPAN (22.0%)
                  AGRICULTURE
          2,500   Hokuto Corp.....................................................................        70,865
                                                                                                    ------------
                  APPAREL
         41,000   World Co., Ltd..................................................................     1,516,625
                                                                                                    ------------
                  AUTO TRUCKS & PARTS
        110,000   NGK Spark Plug Co., Ltd.........................................................       765,337
         55,000   Yasunaga Corp...................................................................       457,190
                                                                                                    ------------
                                                                                                       1,222,527
                                                                                                    ------------
                  AUTOMOTIVE
         97,000   Honda Motor Co..................................................................     3,265,586
        112,000   Toyota Motor Corp...............................................................     3,118,870
                                                                                                    ------------
                                                                                                       6,384,456
                                                                                                    ------------

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  BANKING
        217,000   Asahi Bank, Ltd.................................................................  $  1,125,586
        246,000   Bank of Tokyo-Mitsubishi Ltd....................................................     3,210,474
        196,000   Mitsui Trust & Banking Co., Ltd.................................................       681,031
        158,000   Sanwa Bank, Ltd.................................................................     1,589,194
        157,000   Sumitomo Bank...................................................................     1,670,490
        164,000   Sumitomo Trust & Banking........................................................     1,250,108
                                                                                                    ------------
                                                                                                       9,526,883
                                                                                                    ------------
                  BUILDING & CONSTRUCTION
         55,000   Kaneshita Construction..........................................................       368,038
                                                                                                    ------------
                  BUILDING MATERIALS
         94,000   Ibiden Co., Ltd.................................................................     1,562,760
        276,000   Sanwa Shutter...................................................................     1,734,464
                                                                                                    ------------
                                                                                                       3,297,224
                                                                                                    ------------
                  BUSINESS SERVICES
        185,000   Ricoh Co., Ltd..................................................................     2,383,624
         36,000   Secom Co........................................................................     2,328,180
                                                                                                    ------------
                                                                                                       4,711,804
                                                                                                    ------------
                  CHEMICALS
        707,000   Mitsubishi Chemical Corp........................................................     1,592,660
        132,000   Mitsubishi Gas Chemical Co......................................................       459,751
        489,000   Nippon Zeon Co., Ltd............................................................     1,772,269
        104,000   Shin-Etsu Chemical Co...........................................................     2,541,646
        225,000   Sumitomo Bakelite Co., Ltd......................................................     1,569,202
                                                                                                    ------------
                                                                                                       7,935,528
                                                                                                    ------------
                  COMMERCIAL SERVICES
         30,000   Nichii Gakkan Co................................................................     1,221,945
                                                                                                    ------------
                  COMPUTER SOFTWARE & SERVICES
         84,000   Hitachi Software Engineering Co., Ltd...........................................     2,283,292
         13,000   Ines Corp.......................................................................       184,788
         53,000   Meitec Corp.....................................................................     1,564,007
         16,000   Nintendo Co., Ltd...............................................................     1,383,209
             62   NTT Data Corp...................................................................     2,963,425
         34,000   Ricoh Elemex....................................................................       276,974
                                                                                                    ------------
                                                                                                       8,655,695
                                                                                                    ------------
                  COMPUTERS
         21,000   Nidec Corp......................................................................       820,449
                                                                                                    ------------
                  ELECTRIC
         80,000   Tokyo Electric Power Co.........................................................     1,529,510
                                                                                                    ------------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
         27,000   Advantest Corp..................................................................     2,233,167
        130,000   Aiwa Co., Ltd...................................................................     2,906,899

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
    Y   100,000 K Canon, Inc. 1.20% due 12/20/05 (Conv.)..........................................  $  1,828,761
    Y    50,000 K Canon, Inc. 1.30% due 12/19/08 (Conv.)..........................................       813,383
        224,000   Fujitsu, Ltd....................................................................     2,457,855
        176,000   Hitachi, Ltd....................................................................     1,353,283
         60,000   Mitsui High-Tec.................................................................     1,366,584
         37,000   Murata Manufacturing Co., Ltd...................................................     1,500,914
         33,600   Sony Corp.......................................................................     2,790,224
        135,000   Sumitomo Electric Industries....................................................     1,784,289
         34,000   TDK Corp........................................................................     2,820,615
                                                                                                    ------------
                                                                                                      21,855,974
                                                                                                    ------------
                  ELECTRONIC COMPONENTS
        155,000   Dainippon Screen Manufacturing Co., Ltd.........................................     1,257,523
         70,000   Mitsumi Electric Co., Ltd.......................................................     1,373,234
          2,000   Sunx Ltd........................................................................        20,948
                                                                                                    ------------
                                                                                                       2,651,705
                                                                                                    ------------
                  ELECTRONICS
         29,000   Rohm Co., Ltd...................................................................     2,868,662
                                                                                                    ------------
                  ELECTRONICS - SEMICONDUCTORS/COMPONENTS
         33,000   Shinko Electric Industries Co., Ltd.............................................     1,399,003
        100,000   Toshiba Ceramics Co., Ltd.......................................................       642,560
                                                                                                    ------------
                                                                                                       2,041,563
                                                                                                    ------------
                  ELECTRONICS - SPECIALTY
         90,000   Taiyo Yuden Co., Ltd............................................................     1,039,900
                                                                                                    ------------
                  ENGINEERING & CONSTRUCTION
        364,000   Kajima Corp.....................................................................     1,630,889
         55,500   Nitto Kohki Co., Ltd............................................................       991,895
                                                                                                    ------------
                                                                                                       2,622,784
                                                                                                    ------------
                  ENTERTAINMENT
         33,000   H.I.S. Co., Ltd.................................................................     1,072,569
         37,700   Sony Music Entertainment Inc....................................................     1,325,611
                                                                                                    ------------
                                                                                                       2,398,180
                                                                                                    ------------
                  FINANCIAL SERVICES
         15,400   Nichiei Co., Ltd. (Kyoto).......................................................     1,689,776
        156,000   Nomura Securities Co., Ltd......................................................     1,815,461
         27,500   Orix Corp.......................................................................     1,879,052
                                                                                                    ------------
                                                                                                       5,384,289
                                                                                                    ------------

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        163,000   Nippon Meat Packers, Inc........................................................  $  2,276,309
                                                                                                    ------------
                  HAND TOOLS
         16,000   Disco Corp......................................................................       514,713
                                                                                                    ------------
                  INDUSTRIALS
    Y    43,000 K Nippon Densan Corp. 1.00% 09/30/03 (Conv.)......................................       482,544
                                                                                                    ------------
                  INSURANCE
        249,000   Tokio Marine & Fire Insurance Co................................................     2,483,791
                                                                                                    ------------
                  MACHINERY
        212,000   Daifuku Co., Ltd................................................................     1,589,559
         88,000   Fuji Machine Manufacturing Co., Ltd.............................................     2,552,951
         16,500   Keyence Corp....................................................................     2,468,828
        250,000   Minebea Co., Ltd................................................................     2,493,766
    Y    21,000 K Minebea Co., Ltd. 0.80% due 03/31/03 (Conv.)....................................       247,880
        356,000   Mitsubishi Heavy Industries, Ltd................................................     1,748,928
        171,000   Nippon Thompson Co..............................................................     1,172,693
        270,000   OSG Corp........................................................................     1,571,072
        100,000   Tsudakoma.......................................................................       332,502
                                                                                                    ------------
                                                                                                      14,178,179
                                                                                                    ------------
                  MANUFACTURING
         61,000   Nichiha Corp....................................................................       689,609
                                                                                                    ------------
                  MERCHANDISING
         50,000   Shimamura Co., Ltd..............................................................     1,350,790
                                                                                                    ------------
                  METALS & MINING
        919,000   Nippon Steel Co.................................................................     1,894,530
         87,000   Sumitomo Sitix Corp.............................................................     1,533,167
         80,000   Sumitomo Special Metals.........................................................     1,536,160
                                                                                                    ------------
                                                                                                       4,963,857
                                                                                                    ------------
                  METALS NON-FERROUS
        234,000   Fujikura Ltd....................................................................     1,604,738
        582,000   Mitsui Mining & Smelting........................................................     2,568,928
                                                                                                    ------------
                                                                                                       4,173,666
                                                                                                    ------------
                  NATURAL GAS
        620,000   Tokyo Gas Co., Ltd..............................................................     1,422,444
                                                                                                    ------------
                  OFFICE EQUIPMENT
         13,000   Riso Kagaku.....................................................................       766,168
                                                                                                    ------------
                  PHARMACEUTICALS
        103,000   Eisai Co., Ltd..................................................................     1,618,204
         79,000   Takeda Chemical Industries......................................................     2,153,948

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
         49,000   Terumo Corp.....................................................................  $    806,484
                                                                                                    ------------
                                                                                                       4,578,636
                                                                                                    ------------
                  REAL ESTATE
         43,700   Chubu Sekiwa Real Estate, Ltd...................................................       345,096
        124,000   Mitsubishi Estate Co., Ltd......................................................     1,566,750
        223,000   Mitsui Fudosan Co...............................................................     2,521,031
                                                                                                    ------------
                                                                                                       4,432,877
                                                                                                    ------------
                  RETAIL
         45,300   Ministop Co., Ltd...............................................................     1,317,955
         23,200   Otsuka Kagu Ltd.................................................................     1,523,525
         29,000   Shimachu Co., Ltd...............................................................       617,124
        203,000   Tokyo Style Co., Ltd............................................................     2,143,059
                                                                                                    ------------
                                                                                                       5,601,663
                                                                                                    ------------
                  RETAIL - DEPARTMENT STORES
        183,000   Hankyu Department Stores........................................................     1,461,870
                                                                                                    ------------
                  RETAIL - GENERAL MERCHANDISE
         28,200   Circle K Japan Co., Ltd.........................................................     1,448,678
         37,000   Seven - Eleven Japan............................................................     2,768,080
                                                                                                    ------------
                                                                                                       4,216,758
                                                                                                    ------------
                  RETAIL - SPECIALTY
         60,000   Aderans Co., Ltd................................................................     1,615,960
                                                                                                    ------------
                  STEEL
      1,013,000   Sumitomo Metal Industries.......................................................     2,029,368
        100,000   Yamato Kogyo Co., Ltd...........................................................       789,692
                                                                                                    ------------
                                                                                                       2,819,060
                                                                                                    ------------
                  TELECOMMUNICATIONS
            392   DDI Corp........................................................................     1,309,925
        127,000   Nippon Comsys Corp..............................................................     1,541,313
            358   Nippon Telegraph & Telephone Corp...............................................     3,035,411
                                                                                                    ------------
                                                                                                       5,886,649
                                                                                                    ------------
                  TEXTILES
        768,000   Mitsubishi Rayon Co., Ltd.......................................................     2,464,239
        560,000   Nitto Boseki Co., Ltd...........................................................     1,526,850
                                                                                                    ------------
                                                                                                       3,991,089
                                                                                                    ------------
                  TRANSPORTATION
         19,000   Kanto Seino Transportation......................................................       401,164
        303,000   Tokyu Corp......................................................................     1,259,352
                                                                                                    ------------
                                                                                                       1,660,516
                                                                                                    ------------
                  UTILITIES - ELECTRIC
         69,300   Hokkaido Electric Power.........................................................     1,134,838
                                                                                                    ------------

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  WHOLESALE & INTERNATIONAL TRADE
        359,000   Mitsui & Co.....................................................................  $  2,724,580
          7,000   Satori Electric Co., Ltd........................................................       124,522
                                                                                                    ------------
                                                                                                       2,849,102
                                                                                                    ------------
                  WHOLESALE DISTRIBUTOR
         31,200   Fujimi, Inc.*...................................................................     1,716,908
         49,500   Misumi Corp.....................................................................       806,484
                                                                                                    ------------
                                                                                                       2,523,392
                                                                                                    ------------

                  TOTAL JAPAN.....................................................................   164,199,086
                                                                                                    ------------

                  MALAYSIA (6.2%)
                  AUTOMOTIVE
        370,000   Edaran Otomobil Nasional Berhad.................................................     1,159,701
        455,000   Oriental Holdings Berhad........................................................       923,582
         99,000   UMW Holdings Berhad.............................................................       115,254
                                                                                                    ------------
                                                                                                       2,198,537
                                                                                                    ------------
                  BANKING
      1,100,000   Affin Holdings Berhad...........................................................       837,313
         34,000   Hong Leong Credit Berhad........................................................        47,296
        701,000   Malayan Banking Berhad..........................................................     2,699,373
      2,200,333   Public Bank Berhad..............................................................     1,372,745
                                                                                                    ------------
                                                                                                       4,956,727
                                                                                                    ------------
                  BUILDING & CONSTRUCTION
         60,000   Dialog Group Berhad.............................................................       240,000
        700,000   Gamuda Berhad...................................................................     1,065,672
        134,000   Gamuda Berhad (Warrants due 12/29/01)*..........................................        33,600
      1,500,000   Lingkaran Trans Kota Holdings Berhad*...........................................     1,432,836
          1,750   Sungei Way Holdings Berhad (Warrants due 06/29/99)*.............................           345
        956,968   United Engineers Malaysia Berhad................................................     2,256,731
        273,000   YTL Corp. Berhad................................................................       301,522
                                                                                                    ------------
                                                                                                       5,330,706
                                                                                                    ------------
                  CONGLOMERATES
        650,000   Sime Darby Berhad...............................................................       931,343
                                                                                                    ------------
                  ELECTRONICS
        475,000   Malaysian Pacific Industries Berhad.............................................     1,474,627
                                                                                                    ------------
                  INSURANCE
        605,000   Malaysian Assurance Alliance Berhad.............................................     1,083,582
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  LEISURE
        460,000   Berjaya Sports Toto Berhad......................................................  $  1,249,552
      2,332,800   Magnum Corporation Berhad.......................................................     1,817,495
      3,161,000   Metroplex Berhad................................................................     1,094,555
        500,000   Resorts World Berhad............................................................       888,060
                                                                                                    ------------
                                                                                                       5,049,662
                                                                                                    ------------
                  PLANTATION
      1,800,000   Highlands & Lowlands Berhad.....................................................     2,031,045
      2,695,000   IOI Corporated Berhad...........................................................     2,284,716
        900,000   Kuala Lumpur Kepong Berhad......................................................     2,149,254
                                                                                                    ------------
                                                                                                       6,465,015
                                                                                                    ------------
                  PUBLISHING
        702,000   Star Publications...............................................................     1,299,224
                                                                                                    ------------
                  REAL ESTATE
      1,200,000   Pelangi Berhad..................................................................       576,716
        900,000   Sime UEP Properties Berhad......................................................       832,836
                                                                                                    ------------
                                                                                                       1,409,552
                                                                                                    ------------
                  TELECOMMUNICATIONS
      1,850,000   Telekom Malaysia Berhad.........................................................     4,776,866
                                                                                                    ------------
                  TOBACCO
        600,000   RJ Reynolds Berhad..............................................................       922,388
                                                                                                    ------------
                  UTILITIES
        229,000   Prime Utilities Berhad..........................................................       676,746
        147,000   Prime Utilities Berhad (Warrants due 03/11/01)*.................................        71,964
        294,000   Prime Utilities Berhad 1.00% due 03/01/01 (Loan Stock)..........................        52,657
      2,650,000   Tenaga Nasional Berhad..........................................................     5,695,522
                                                                                                    ------------
                                                                                                       6,496,889
                                                                                                    ------------
                  WATER
      2,207,000   Puncak Niaga Holdings Berhad....................................................     2,595,696
                                                                                                    ------------
                  WIRE & CABLE
      1,400,000   Leader Universal Holdings Berhad................................................       852,537
                                                                                                    ------------

                  TOTAL MALAYSIA..................................................................    45,843,351
                                                                                                    ------------
                  PHILIPPINES (1.2%)
                  BUILDING MATERIALS
        341,400   Bacnotan Consolidated Industries................................................       229,882
                                                                                                    ------------

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  CONGLOMERATES
      2,700,000   First Philippine Holdings Corp. (B Shares)......................................  $  2,282,235
                                                                                                    ------------
                  ENGINEERING & CONSTRUCTION
     14,334,000   DMCI Holdings, Inc.*............................................................     1,150,006
                                                                                                    ------------
                  LEISURE
     14,000,000   Belle Corp.*....................................................................     1,283,668
      2,800,000   Belle Corp. (Warrants due 10/06/00)*............................................           521
                                                                                                    ------------
                                                                                                       1,284,189
                                                                                                    ------------
                  TELECOMMUNICATIONS
         80,000   Philippine Long Distance Telephone Co. (ADR)....................................     1,940,000
                                                                                                    ------------
                  UTILITIES
        782,963   Manila Electric Co. (B Shares)..................................................     2,422,923
                                                                                                    ------------

                  TOTAL PHILIPPINES...............................................................     9,309,235
                                                                                                    ------------

                  SINGAPORE (8.1%)
                  BANKING
        583,250   Development Bank of Singapore, Ltd..............................................     5,450,588
      1,198,200   Overseas Chinese Banking Corp., Ltd.............................................     6,665,130
        600,000   Overseas Union Bank, Ltd........................................................     2,002,543
      1,028,000   United Overseas Bank, Ltd.......................................................     5,685,696
                                                                                                    ------------
                                                                                                      19,803,957
                                                                                                    ------------
                  CONGLOMERATES
        659,000   Jardine Strategic Holdings Ltd..................................................     2,108,800
        988,750   Keppel Corp., Ltd.*.............................................................     3,130,308
      1,430,000   Natsteel Ltd....................................................................     2,318,182
      1,016,000   Sembawang Corp., Ltd............................................................     3,126,154
                                                                                                    ------------
                                                                                                      10,683,444
                                                                                                    ------------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
        260,000   Elec & Eltek International Co., Ltd.............................................     1,872,000
      1,308,000   Venture Manufacturing Ltd.......................................................     4,490,273
                                                                                                    ------------
                                                                                                       6,362,273
                                                                                                    ------------
                  ELECTRONICS
        300,000   GP Batteries International Ltd..................................................       877,305
                                                                                                    ------------
                  FINANCE
        240,000   Hong Leong Finance Ltd. (Warrants due 09/15/98)*................................        15,258
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  HEALTHCARE
        326,000   Parkway Holdings Ltd............................................................  $    824,844
                                                                                                    ------------
                  METALS - MISCELLANEOUS
      2,000,500   Amtek Engineering Ltd...........................................................     1,576,999
                                                                                                    ------------
                  PUBLISHING
        150,000   Singapore Press Holdings Ltd....................................................     2,069,294
                                                                                                    ------------
                  REAL ESTATE
        850,400   City Developments, Ltd..........................................................     3,568,112
      1,000,000   DBS Land Ltd....................................................................     1,703,751
        400,000   Singapore Land Ltd..............................................................     1,139,224
      1,700,000   United Overseas Land, Ltd.......................................................     1,469,803
        240,000   United Overseas Land, Ltd. (Warrants due 05/28/01)*.............................        51,875
                                                                                                    ------------
                                                                                                       7,932,765
                                                                                                    ------------
                  SHIPBUILDING
        700,000   Keppel Fels Ltd.................................................................     1,886,841
                                                                                                    ------------
                  TRANSPORTATION
        750,000   Singapore Airlines Ltd..........................................................     5,626,192
                                                                                                    ------------
                  UTILITIES - TELECOMMUNICATIONS
      1,600,000   Singapore Telecom...............................................................     2,542,912
                                                                                                    ------------

                  TOTAL SINGAPORE.................................................................    60,202,084
                                                                                                    ------------

                  SOUTH KOREA (2.4%)
                  AUTOMOTIVE
         57,000   Hyundai Motor Co., Ltd..........................................................       944,063
         36,000   Hyundai Motor Co., Ltd. (GDR)...................................................       126,000
                                                                                                    ------------
                                                                                                       1,070,063
                                                                                                    ------------
                  BANKING
          7,003   Shinhan Bank....................................................................        53,982
                                                                                                    ------------
                  COMMUNICATIONS - EQUIPMENT/MANUFACTURERS
         27,249   LG Information & Communication Ltd..............................................     1,566,818
                                                                                                    ------------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
         40,000   Samsung Display Devices Co......................................................     1,229,167
         80,118   Samsung Electronics Co. (GDR)...................................................     3,162,992
                                                                                                    ------------
                                                                                                       4,392,159
                                                                                                    ------------
                  ENGINEERING & CONSTRUCTION
         39,990   Hyundai Engineering & Construction Co...........................................       595,684
                                                                                                    ------------
                  INSURANCE
         30,840   Oriental Fire & Marine Insurance................................................       359,800
                                                                                                    ------------

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  INVESTMENT COMPANIES
        234,000   Atlantis Korean Smaller Companies*..............................................  $    760,500
         65,000   Clemente Korea Emerging Growth Fund*............................................       276,250
                                                                                                    ------------
                                                                                                       1,036,750
                                                                                                    ------------
                  SHIPBUILDING
        200,650   Daewoo Heavy Industries.........................................................     1,170,458
                                                                                                    ------------
                  STEEL & IRON
        110,685   Pohang Iron & Steel Co., Ltd....................................................     4,942,085
                                                                                                    ------------
                  UTILITIES
         90,640   Korea Electric Power Corp.......................................................     1,293,508
         46,838   Seoul City Gas Go Ltd...........................................................     1,122,160
                                                                                                    ------------
                                                                                                       2,415,668
                                                                                                    ------------

                  TOTAL SOUTH KOREA...............................................................    17,603,467
                                                                                                    ------------

                  TAIWAN (5.4%)
                  BANKS
        705,000   China Development Corp..........................................................     2,015,931
        846,400   China Trust Commercial Bank*....................................................     1,178,321
        372,960   International Commercial Bank of China..........................................       688,635
        614,900   United World Chinese Commercial Bank*...........................................     1,165,497
                                                                                                    ------------
                                                                                                       5,048,384
                                                                                                    ------------
                  BUILDING & CONSTRUCTION
        802,420   Cathay Construction Corp........................................................       865,355
                                                                                                    ------------
                  BUILDING MATERIALS
        307,491   Asia Cement Corp. (GDR).........................................................     3,305,528
                                                                                                    ------------
                  CHEMICALS
         56,000   Formosa Chemical & Fibre Corp...................................................        52,157
      1,013,700   Formosa Plastic Corp............................................................     1,629,871
$         2,925 K Nan Ya Plastics Corp. 1.75% due 07/19/01 (Conv.)................................     3,188,250
                                                                                                    ------------
                                                                                                       4,870,278
                                                                                                    ------------
                  COMPUTERS
         52,750   Acer Inc........................................................................        73,092
$         1,900 K Acer Peripherals Inc. 1.25% due 11/27/06 (Conv.)................................     2,090,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
$         2,100 K Compal Electronics 1.00% due 11/21/03 (Conv.)...................................  $  2,625,000
        780,000   Microtek International, Inc.*...................................................       917,647
$         1,000 K Yageo Corp. 1.25% due 07/24/03 (Conv.)..........................................     1,450,000
                                                                                                    ------------
                                                                                                       7,155,739
                                                                                                    ------------
                  ELECTRONICS - SEMICONDUCTORS/ COMPONENTS
        541,800   Siliconware Precision Industries Co.*...........................................     1,062,353
$           230 K Siliconware Precision Industries Co. 0.50% due 07/21/04 (Conv.).................       219,650
        811,500   Taiwan Semiconductor Manufacturing Co.*.........................................     2,585,662
$         1,800 K United Microelectronics Corp. - 144A** 0.25% due 05/16/04 (Conv.)...............     1,944,000
                                                                                                    ------------
                                                                                                       5,811,665
                                                                                                    ------------
                  INVESTMENT COMPANIES
            600   Taipei Fund*....................................................................     5,100,000
                                                                                                    ------------
                  LIFE INSURANCE
        509,350   Cathay Life Insurance Co., Ltd..................................................     2,297,068
                                                                                                    ------------
                  MANUFACTURING
      1,032,000   President Enterprises Corp.*....................................................     1,197,254
                                                                                                    ------------
                  STEEL & IRON
      2,548,000   China Steel Corp................................................................     1,973,451
         63,000   China Steel Corp. (GDR).........................................................       913,500
                                                                                                    ------------
                                                                                                       2,886,951
                                                                                                    ------------
                  TRANSPORTATION
$         2,000 K U-Ming Marine Transport 1.50% due 02/07/01 (Conv.)..............................     1,625,000
                                                                                                    ------------

                  TOTAL TAIWAN....................................................................    40,163,222
                                                                                                    ------------
                  THAILAND (2.1%)
                  BANKING
        320,000   Bangkok Bank PCL................................................................     1,092,683
                                                                                                    ------------
                  ENERGY
        124,900   Ban Pu Coal Co., Ltd............................................................       859,068
        258,500   Lanna Lignite Public Co., Ltd...................................................       895,293
                                                                                                    ------------
                                                                                                       1,754,361
                                                                                                    ------------

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  INVESTMENT COMPANIES
      7,896,100   Ruang Khao 2 Fund (Units)++.....................................................  $  1,117,009
                                                                                                    ------------
                  OIL RELATED
        570,000   PTT Exploration & Production PCL................................................     5,700,000
                                                                                                    ------------
                  TELECOMMUNICATIONS
        270,000   Advanced Info Service Public Co., Ltd...........................................     1,422,439
                                                                                                    ------------
                  TELEVISION
        250,000   BEC World Public Co., Ltd.......................................................     1,256,097
                                                                                                    ------------
                  TRANSPORTATION
      3,300,000   Bangkok Expressway Public Co., Ltd.*............................................     2,173,171
        312,000   Regional Container Line Co., Ltd................................................       502,244
                                                                                                    ------------
                                                                                                       2,675,415
                                                                                                    ------------
                  UTILITIES - ELECTRIC
        800,000   Cogeneration Public Co.*........................................................       790,244
                                                                                                    ------------

                  TOTAL THAILAND..................................................................    15,808,248
                                                                                                    ------------

                  TOTAL COMMON STOCKS, WARRANTS, RIGHTS AND BONDS
                  (IDENTIFIED COST $911,863,478)..................................................   709,635,228
                                                                                                    ------------

 CURRENCY
 AMOUNT IN
 THOUSANDS
-----------
             PURCHASED PUT OPTIONS ON FOREIGN CURRENCY (0.7%)
HKD 257,760  April 24, 1998/HKD 8.055.............................................................       947,200
HKD 290,520  April 24, 1998/HKD 8.07..............................................................     1,058,400
Y  6,613,322 February 10, 1998/YEN 115.82.........................................................     2,192,640
Y  5,914,300 February 10, 1998/YEN 120.70.........................................................       877,100
                                                                                                    ------------

             TOTAL PURCHASED PUT OPTIONS ON FOREIGN CURRENCY
             (IDENTIFIED COST $5,029,510).........................................................     5,075,340
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (a) (1.2%)
             COMMERCIAL PAPER
             AUTOMOTIVE - FINANCE
$       350  Ford Motor Credit Co. 5.50% due 11/26/97.............................................  $    348,663
                                                                                                    ------------
             U.S. GOVERNMENT AGENCY
      9,000  Federal Home Loan Mortgage Corp. 5.65% due 11/03/97..................................     8,997,175
                                                                                                    ------------

             TOTAL SHORT-TERM INVESTMENTS
             (AMORTIZED COST $9,345,838)..........................................................     9,345,838
                                                                                                    ------------

             TOTAL INVESTMENTS
             (IDENTIFIED COST $926,238,826).......................................................   724,056,406
                                                                                                    ------------

 CURRENCY
 AMOUNT IN
 THOUSANDS
-----------
             WRITTEN OPTIONS ON FOREIGN CURRENCY (0.4%)
HKD 290,520  April 24, 1998/HKD 8.07..............................................................    (1,420,200)
HKD 257,760  April 24, 1998/HKD 8.05..............................................................    (1,228,800)
                                                                                                    ------------

             TOTAL WRITTEN OPTIONS ON FOREIGN CURRENCY
             (PREMIUM RECEIVED $2,594,840)........................................................    (2,649,000)
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $926,238,826) (B)........................................................   97.1 %  724,056,406
TOTAL WRITTEN OPTIONS OUTSTANDING.........................................................   (0.4)    (2,649,000)

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    3.3     24,284,164
                                                                                            ------  ------------

NET ASSETS................................................................................  100.0 % $745,691,570
                                                                                            ------  ------------
                                                                                            ------  ------------


---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 K   In thousands.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
*** Partially paid shares. Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $47,368,650 and the aggregate gross unrealized depreciation is $249,551,070, resulting in net unrealized depreciation of $202,182,420.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1997

                                            UNREALIZED
  CONTRACTS           IN        DELIVERY   APPRECIATION
  TO DELIVER     EXCHANGE FOR     DATE    (DEPRECIATION)
--------------------------------------------------------
$    3,870,634   HKD29,929,677  11/03/97    $   2,003
 MYR 4,283,151  $    1,254,768  11/03/97      (23,784)
JPY 29,990,882  $      249,238  11/04/97          (62)
 SGD 2,883,450  $    1,831,227  11/04/97       (1,863)
JPY 20,597,489  $      171,246  11/05/97           28
 MYR 6,850,446  $    1,984,486  11/05/97      (60,423)
  MYR  977,094  $      288,654  11/05/97       (3,016)
 SGD 4,295,384  $    2,715,161  11/05/97      (15,535)
                                          --------------
Net unrealized depreciation.............    $(102,652)
                                          --------------
                                          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
SUMMARY OF INVESTMENTS OCTOBER 31, 1997

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Agriculture.......................................................................  $     70,864      0.0%
Aluminum..........................................................................     2,502,500      0.3
Apparel...........................................................................     1,516,625      0.2
Auto Parts........................................................................     2,681,564      0.3
Auto Trucks & Parts...............................................................     1,222,527      0.2
Automotive........................................................................    11,090,592      1.5
Automotive - Finance..............................................................       348,663      0.1
Banking...........................................................................    78,671,607     10.6
Banks.............................................................................     8,829,134      1.2
Building & Construction...........................................................    10,931,294      1.5
Building Materials................................................................     8,708,755      1.2
Business Services.................................................................     4,711,804      0.6
Chemicals.........................................................................    12,805,806      1.7
Commercial Services...............................................................     1,221,945      0.1
Communications - Equipment/Manufacturers..........................................     1,566,818      0.2
Computer Software & Services......................................................     8,655,694      1.2
Computers.........................................................................     7,976,188      1.1
Conglomerates.....................................................................    78,270,359     10.5
Construction Equipment............................................................     1,326,816      0.2
Construction Plant & Equipment....................................................     3,149,441      0.4
Currency Options..................................................................     5,075,340      0.7
Electric..........................................................................     1,529,510      0.2
Electronic & Electrical Equipment.................................................    38,508,358      5.2
Electronic Components.............................................................     2,651,704      0.3
Electronics.......................................................................     5,220,593      0.7
Electronics - Semiconductors/Components...........................................     7,853,228      1.0
Electronics - Specialty...........................................................     1,039,900      0.1
Energy............................................................................     5,963,265      0.8
Engineering & Construction........................................................     6,757,037      0.9
Entertainment.....................................................................     2,398,180      0.3
Finance...........................................................................        15,257      0.0
Financial Services................................................................     5,384,289      0.7
Food, Beverage, Tobacco & Household Products......................................    14,710,584      2.0
Forest Products, Paper & Packing..................................................       419,984      0.1
Hand Tools........................................................................       514,713      0.1
Healthcare........................................................................       824,844      0.1
Hotels/Motels.....................................................................     1,727,373      0.2
Industrials.......................................................................       482,544      0.1
Insurance.........................................................................     3,927,173      0.5
Investment Companies..............................................................    10,135,509      1.3
Leisure...........................................................................     6,333,851      0.9
Life Insurance....................................................................     3,201,901      0.4
Machinery.........................................................................    14,178,180      1.9
Manufacturing.....................................................................     1,886,863      0.3

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Merchandising.....................................................................  $  1,350,790      0.2%
Metals............................................................................     4,231,536      0.6
Metals & Mining...................................................................     9,411,068      1.2
Metals - Miscellaneous............................................................     1,576,999      0.2
Metals - Non-Ferrous..............................................................     4,173,666      0.6
Multi-Industry....................................................................     3,725,108      0.5
Natural Gas.......................................................................     1,422,444      0.2
Office Equipment..................................................................       766,168      0.1
Oil & Gas Exploration.............................................................     2,100,000      0.3
Oil Related.......................................................................     5,700,000      0.8
Pharmaceuticals...................................................................     6,422,212      0.9
Plantation........................................................................    10,286,003      1.4
Property..........................................................................       776,000      0.1
Publishing........................................................................     5,969,282      0.8
Real Estate.......................................................................   104,118,189     14.0
Retail............................................................................     5,601,663      0.8
Retail - Department Stores........................................................     6,079,468      0.8
Retail - General Merchandise......................................................     4,216,758      0.6
Retail - Specialty................................................................     1,615,960      0.2
Retail - Specialty Apparel........................................................       887,598      0.1
Retail Stores.....................................................................     4,794,156      0.6
Shipbuilding......................................................................     3,057,299      0.4
Steel.............................................................................     2,819,061      0.4
Steel & Iron......................................................................     7,829,036      1.0
Telecommunications................................................................    42,653,658      5.7
Television........................................................................     1,256,098      0.2
Textiles..........................................................................     7,687,339      1.0
Tobacco...........................................................................       922,388      0.1
Transportation....................................................................    16,815,683      2.3
U.S. Government Agency............................................................     8,997,175      1.2
Utilities.........................................................................    43,173,004      5.8
Utilities - Electric..............................................................     5,257,782      0.7
Utilities - Telecommunications....................................................     2,542,912      0.3
Water.............................................................................     2,595,696      0.3
Wholesale & International Trade...................................................     2,849,102      0.4
Wholesale Distributor.............................................................     2,523,392      0.3
Wire & Cable......................................................................       852,537      0.1
                                                                                    ------------      ---
                                                                                    $724,056,406     97.1%
                                                                                    ------------      ---
                                                                                    ------------      ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $690,530,946     92.7%
Convertible Bonds.................................................................    18,784,469      2.5
Foreign Currency Put Options......................................................     5,075,340      0.7
Short-Term Investments............................................................     9,345,838      1.2
Warrants & Rights.................................................................       319,813      0.0
                                                                                    ------------      ---
                                                                                    $724,056,406     97.1%
                                                                                    ------------      ---
                                                                                    ------------      ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $926,238,826)............................................................  $  724,056,406
Cash (including $7,592,446 in foreign currency).............................................      11,905,736
Receivable for:
    Investments sold........................................................................      17,570,446
    Capital stock sold......................................................................       2,506,157
    Dividends...............................................................................       1,016,602
    Interest................................................................................         129,180
Prepaid expenses and other assets...........................................................          86,201
                                                                                              --------------
     TOTAL ASSETS...........................................................................     757,270,728
                                                                                              --------------
LIABILITIES:
Written call options outstanding, at value
  (premiums received $2,594,840)............................................................       2,649,000
Payable for:
    Investments purchased...................................................................       4,400,209
    Capital stock repurchased...............................................................       1,837,702
    Plan of distribution fee................................................................         799,956
    Investment management fee...............................................................         799,585
Accrued expenses and other payables.........................................................       1,092,706
                                                                                              --------------
     TOTAL LIABILITIES......................................................................      11,579,158
                                                                                              --------------
     NET ASSETS.............................................................................  $  745,691,570
                                                                                              --------------
                                                                                              --------------
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................................................  $1,079,062,994
Net unrealized depreciation.................................................................    (202,672,283)
Dividends in excess of net investment income................................................      (3,880,806)
Accumulated net realized loss...............................................................    (126,818,335)
                                                                                              --------------
     NET ASSETS.............................................................................  $  745,691,570
                                                                                              --------------
                                                                                              --------------
CLASS A SHARES:
Net Assets..................................................................................        $622,202
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE).................................          48,394
     NET ASSET VALUE PER SHARE..............................................................          $12.86
                                                                                              --------------
                                                                                              --------------
    Maximum Offering Price Per Share
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE).........................................          $13.57
                                                                                              --------------
                                                                                              --------------
CLASS B SHARES:
Net Assets..................................................................................    $744,132,621
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE).................................      57,991,437
     NET ASSET VALUE PER SHARE..............................................................          $12.83
                                                                                              --------------
                                                                                              --------------
CLASS C SHARES:
Net Assets..................................................................................        $819,243
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE).................................          63,853
     NET ASSET VALUE PER SHARE..............................................................          $12.83
                                                                                              --------------
                                                                                              --------------
CLASS D SHARES:
Net Assets..................................................................................        $117,504
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE).................................           9,137
     NET ASSET VALUE PER SHARE..............................................................          $12.86
                                                                                              --------------
                                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997*

NET INVESTMENT INCOME:

INCOME
Dividends (net of $2,126,874 foreign withholding tax)........................................  $  33,599,748
Interest.....................................................................................      1,282,514
                                                                                               -------------

     TOTAL INCOME............................................................................     34,882,262
                                                                                               -------------

EXPENSES
Plan of distribution fee (Class A shares)....................................................            278
Plan of distribution fee (Class B shares)....................................................     14,155,635
Plan of distribution fee (Class C shares)....................................................          1,074
Investment management fee....................................................................     13,946,846
Custodian fees...............................................................................      3,270,864
Transfer agent fees and expenses.............................................................      2,507,387
Professional fees............................................................................        245,395
Shareholder reports and notices..............................................................        223,412
Registration fees............................................................................         92,743
Directors' fees and expenses.................................................................          6,994
Other........................................................................................         44,740
                                                                                               -------------

     TOTAL EXPENSES..........................................................................     34,495,368
                                                                                               -------------

     NET INVESTMENT INCOME...................................................................        386,894
                                                                                               -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments..............................................................................    (79,085,850)
    Options written..........................................................................        718,720
    Foreign exchange transactions............................................................     (2,636,120)
                                                                                               -------------

     NET LOSS................................................................................    (81,003,250)
                                                                                               -------------
Net change in unrealized appreciation/depreciation on:
    Investments..............................................................................   (280,418,627)
    Translation of forward foreign currency contracts, other assets and liabilities
      denominated in foreign currencies......................................................       (406,090)
                                                                                               -------------

     NET DEPRECIATION........................................................................   (280,824,717)
                                                                                               -------------

     NET LOSS................................................................................   (361,827,967)
                                                                                               -------------

NET DECREASE.................................................................................  $(361,441,073)
                                                                                               -------------
                                                                                               -------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE YEAR       FOR THE YEAR
                                                                               ENDED             ENDED
                                                                         OCTOBER 31, 1997*  OCTOBER 31, 1996
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................................  $         386,894  $      2,914,418
Net realized gain (loss)...............................................        (81,003,250)        2,758,084
Net change in unrealized appreciation..................................       (280,824,717)       28,304,565
                                                                         -----------------  ----------------

     NET INCREASE (DECREASE)...........................................       (361,441,073)       33,977,067

Dividends to shareholders from net investment income - Class B
  shares...............................................................        (25,258,274)      (33,521,569)
Net increase (decrease) from capital stock transactions................       (492,076,963)      182,463,571
                                                                         -----------------  ----------------

     NET INCREASE (DECREASE)...........................................       (878,776,310)      182,919,069

NET ASSETS:
Beginning of period....................................................      1,624,467,880     1,441,548,811
                                                                         -----------------  ----------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF
    $3,880,806 AND UNDISTRIBUTED NET INVESTMENT INCOME OF $1,241,493,
    RESPECTIVELY)......................................................  $     745,691,570  $  1,624,467,880
                                                                         -----------------  ----------------
                                                                         -----------------  ----------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Pacific Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize capital appreciation of its investments. The Fund was incorporated in Maryland on June 13, 1990 and commenced operations on November 30, 1990. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (4) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") or Morgan Grenfell Investment Services Limited (the "Sub-Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.0% to the portion of daily net assets not exceeding $1 billion and 0.95% to the portion of daily net assets in excess of $1 billion. Effective May 1, 1997, the Agreement was amended to reduce the annual rate to 0.90% to the portion of daily net assets in excess of $2 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $41,117,586 at October 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended October 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $4,821,220, and $650, respectively and approximately $11,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $576,215,868 and $1,113,880,798, respectively.

For the year ended October 31, 1997, the Fund incurred $177,930 in brokerage commissions with affiliates of the Sub-Adviser for portfolio transactions executed on behalf of the Fund.

For the period May 31, 1997 through October 31, 1997, the Fund incurred brokerage commissions of $119,132 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund. At October 31, 1997, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc., of $385,903.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $56,508.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Directors' fees and expenses in the Statement of Operations, amounted to $4,186. At October 31, 1997, the Fund had an accrued pension liability of $39,918 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1997              OCTOBER 31, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES*
Sold.............................................................       63,214   $      998,769       --             --
Redeemed.........................................................      (14,820)        (235,608)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A                                                  48,394          763,161       --             --
                                                                   -----------   --------------   -----------   ------------
CLASS B SHARES
Sold.............................................................   28,630,560      521,923,627    38,199,038   $744,616,070
Reinvestment of dividends........................................    1,228,090       23,456,516     1,685,192     31,243,453
Redeemed.........................................................  (57,878,288)  (1,039,376,437)  (30,677,011)  (593,395,952)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) - Class B................................  (28,019,638)    (493,996,294)    9,207,219    182,463,571
                                                                   -----------   --------------   -----------   ------------
CLASS C SHARES*
Sold.............................................................       76,313        1,169,997       --             --
Redeemed.........................................................      (12,460)        (171,011)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................       63,853          998,986       --             --
                                                                   -----------   --------------   -----------   ------------
CLASS D SHARES*
Sold.............................................................        9,137          157,184       --             --
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) in Fund..................................  (27,898,254)  $ (492,076,963)    9,207,219   $182,463,571
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------

 *   For the period July 28, 1997 (issue date) through October 31, 1997.

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Fund had an approximate net capital loss carryover of $116,663,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

          AMOUNTS IN THOUSANDS
-----------------------------------------
  2003          2004            2005
---------  --------------  --------------
 $3,193       $15,875         $97,595
---------  --------------  --------------
---------  --------------  --------------

As of October 31, 1997, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of passive foreign investment companies ("PFICs") and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency losses and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $19,755,676, paid-in-capital was credited $6,595, and dividends in excess of net investment income was credited $19,749,081.

DEAN WITTER PACIFIC GROWTH FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

At October 31, 1997, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

8. COMMITMENTS

As of October 31, 1997, the Fund has purchased shares which are subject to installment payments. At October 31, 1997, the Fund had outstanding commitments as follows:

                                       TOTAL OUTSTANDING
              ISSUER                      COMMITMENT                  INSTALLMENT PAYMENT TERMS
----------------------------------  -----------------------  --------------------------------------------
     Investment Co. of China               $158,000                     Balance payable in one
                                                                    installment upon notification
                                                                            by the issuer.

DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                                                           FOR THE PERIOD
                                                          FOR THE YEAR ENDED OCTOBER 31                  NOVEMBER 30, 1990*
                                            ----------------------------------------------------------        THROUGH
                                            1997***++   1996      1995      1994      1993     1992**     OCTOBER 31, 1991
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period......   $ 18.89   $ 18.77   $ 21.60   $ 19.80   $ 12.69   $ 11.72         $10.00
                                            --------   -------   -------   -------   -------   -------         ------

Net investment income (loss)..............      0.01      0.05      0.08     (0.10)    (0.04)    (0.01)          0.06

Net realized and unrealized gain (loss)...     (5.77)     0.50     (1.94)     2.22      7.15      1.14           1.69
                                            --------   -------   -------   -------   -------   -------         ------

Total from investment operations..........     (5.76)     0.55     (1.86)     2.12      7.11      1.13           1.75
                                            --------   -------   -------   -------   -------   -------         ------

Less dividends and distributions from:
   Net investment income..................     (0.30)    (0.43)    --        --        --        (0.01)         (0.03)
   Net realized gain......................     --        --        (0.97)    (0.32)    --        (0.15)       --
                                            --------   -------   -------   -------   -------   -------         ------

Total dividends and distributions.........     (0.30)    (0.43)    (0.97)    (0.32)    --        (0.16)         (0.03)
                                            --------   -------   -------   -------   -------   -------         ------

Net asset value, end of period............   $ 12.83   $ 18.89   $ 18.77   $ 21.60   $ 19.80   $ 12.69         $11.72
                                            --------   -------   -------   -------   -------   -------         ------
                                            --------   -------   -------   -------   -------   -------         ------

TOTAL INVESTMENT RETURN+..................    (31.01)%    3.00%    (8.65)%   10.69%    56.13%     9.86%         17.54%(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses..................................      2.44%     2.39%     2.45%     2.41%     2.38%     2.77%          2.43%(2)(3)

Net investment income (loss)..............      0.03%     0.18%     0.35%    (0.70)%   (0.46)%   (0.30)%         0.61%(2)(3)

SUPPLEMENTAL DATA:

Net assets, end of period, in millions....      $744    $1,624    $1,442    $1,571      $694      $177            $86

Portfolio turnover rate...................        42%       49%       50%       35%       30%       73%            70%(1)

Average commission rate paid..............    $0.0075   $0.0095    --        --        --        --           --

---------------------
 *   Commencement of operations.
**   Net investment loss was computed based upon the monthly average shares outstanding.
***  Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++   The per share amounts were computed using an average number of shares outstanding during the period.
 +   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Fund had borne all expenses that were assumed or waived by the
     Investment Manager, the above annualized expense and net investment income ratios would have been 2.83% and 0.22%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
                                                                             1997++
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 19.39
Net realized and unrealized loss......................................        (6.53)
                                                                             ------
Net asset value, end of period........................................      $ 12.86
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................       (33.68)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.92% (2)
Net investment loss...................................................        (0.03)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $622
Portfolio turnover rate...............................................           42%
Average commission rate paid..........................................      $0.0075

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 19.39
                                                                             ------
Net investment loss...................................................        (0.04)
Net realized and unrealized loss......................................        (6.52)
                                                                             ------
Total from investment operations......................................        (6.56)
                                                                             ------
Net asset value, end of period........................................      $ 12.83
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................       (33.83)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.62% (2)
Net investment loss...................................................        (0.77)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $819
Portfolio turnover rate...............................................           42%
Average commission rate paid..........................................      $0.0075

---------------------
 *   The date shares were first issued.
++   The per share amounts were computed using an average number of shares outstanding during the period.
 +   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
                                                                             1997++
----------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $ 19.39
                                                                             ------

Net investment income.................................................         0.02

Net realized and unrealized loss......................................        (6.55)
                                                                             ------

Total from investment operations......................................        (6.53)
                                                                             ------

Net asset value, end of period........................................      $ 12.86
                                                                             ------
                                                                             ------

TOTAL INVESTMENT RETURN+..............................................       (33.68)%(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses..............................................................         1.62% (2)

Net investment income.................................................         0.42% (2)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands...............................         $118

Portfolio turnover rate...............................................           42%

Average commission rate paid..........................................      $0.0075

---------------------
 *   The date shares were first issued.
++   The per share amounts were computed using an average number of shares outstanding during the period.
 +   Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PACIFIC GROWTH FUND INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DEAN WITTER PACIFIC GROWTH FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Pacific Growth Fund Inc. (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 17, 1997

                      1997 FEDERAL TAX NOTICE (UNAUDITED)

       For the year ended October 31, 1997, the Fund has elected, pursuant to Section 853 of the Internal Revenue Code, to pass-through foreign taxes of $0.04 per share to its shareholders. The Fund generated net foreign source income of $0.04 per share with respect to this election.

BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


SUB-ADVISOR

Morgan Grenfell Investment Services Limited


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER PACIFIC GROWTH FUND


[GRAPHIC]


ANNUAL REPORT
OCTOBER 31, 1997